Exhibit 10.2

AMENDED AND RESTATED

BYLAWS OF

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

(As Amended and Restated Through May 7, 2004)

ARTICLE I

OFFICES

          In addition to the required principal office, Starwood Hotels & Resorts Worldwide, Inc. (the “Corporation”) may have such offices at such places, both within and without the State of Maryland, as the Board of Directors from time to time determines or as the business of the Corporation from time to time requires.

ARTICLE II

MEETINGS OF THE STOCKHOLDERS

          Section 1. Annual Meetings. Annual meetings of the stockholders shall be held on such date and at such time and at such place as is designated from time to time by the Board of Directors and stated in the notice of the meeting. At each annual meeting the stockholders shall elect directors and shall transact such other business as may properly be brought before the meeting.

          Section 2. Special Meetings. (a) General. The Chief Executive Officer, the President, the Board of Directors, the Chairman of the Board or any two or more directors may call special meetings of the stockholders. Subject to subsection (b) of this Section 2, special meetings of stockholders shall also be called by the Secretary upon the written request of the stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. Such request shall state with reasonable specificity the purpose of such meeting and the matters proposed to be acted on at such meeting.

          (b) Stockholder Requested Special Meetings. (1) Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the Secretary (the “Record Date Request Notice”) by certified or registered mail, return receipt requested, request the Board of Directors to fix a record date to determine the stockholders entitled to request a special meeting (the “Request Record Date”). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders of record as of the date of signature (or their agents duly authorized in writing), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder that must be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon receiving the Record Date Request Notice, the Board of Directors may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than ten Business Days (as defined below) after the close of business on the date upon which the resolution fixing the Request Record Date is adopted by the Board of Directors. If the Board of Directors, within ten Business Days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date and make a public announcement of such Request Record Date, the Request Record Date shall be the close of business on the tenth Business Day after the first date on which the Record Date Request Notice is received by the Secretary.

               (2) In order for any stockholder to request a special meeting, one or more written requests for a special meeting signed by stockholders of record (or their agents duly authorized in writing) as of the Request Record Date entitled to cast not less than a majority (the “Special Meeting Percentage”) of all the votes entitled to be cast at such meeting (the “Special Meeting Request”), shall be delivered to the Secretary. The Special Meeting Request shall set forth with reasonable specificity the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to the matters set forth in the Record Date Request Notice received by the Secretary of the Corporation), shall bear the date of signature of each stockholder (or such agent) signing such request, shall set forth the name and address, as they appear in the Corporation’s books, of each stockholder signing such request (or on whose behalf the Special Meeting Request is signed) and the class and number of shares of stock of the Corporation that are owned of record and beneficially by each such stockholder, shall be sent to the Secretary by certified or registered mail, return receipt requested, and shall be received by the Secretary within 60 days after the Request Record Date. Any requesting stockholder may revoke his, her or its request for a special meeting at any time by written revocation delivered to the Secretary.

               (3) The Secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Corporation’s proxy materials). The Secretary shall not be required to call a special meeting upon stockholder request unless, in addition to the documents required by paragraph (2) of this Section 2(b), the Secretary receives from the requesting stockholders payment of such reasonably estimated cost of preparing and mailing the meeting notice.

               (4) Except as provided in the next sentence, any special meeting shall be held at such place, date and time as may be designated by the Chief Executive Officer, President, Board of Directors, Chairman of the Board or two or more directors, whoever has called the meeting. In the case of any special meeting called by the Secretary upon the request of stockholders (a “Stockholder Requested Meeting”), such meeting shall be held at such place, date and time as may be designated by the Board of Directors; provided, however, that the date of any Stockholder Requested Meeting shall be not more than 75 days after the Meeting Record Date (as defined below); and provided further that if the Board of Directors fails to designate, within ten Business Days after the date that a valid Special Meeting Request is delivered to the

Secretary (the “Delivery Date”), a date and time for a Stockholder Requested Meeting, then such meeting shall be held at 2:00 p.m. local time on the 100th day after the Delivery Date or, if such 100th day is not a Business Day, on the first preceding Business Day; and provided further that in the event that the Board of Directors fails to designate a place for a Stockholder Requested Meeting within ten Business Days after the Delivery Date, then such meeting shall be held at the principal executive offices of the Corporation. In fixing a date for any special meeting, the Chief Executive Officer, President, Board of Directors, Chairman of the Board, or the two or more directors who called the meeting, may consider such factors as he, she or it deems relevant within the good faith exercise of business judgment, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for meeting and any plan of the Board of Directors to call an annual meeting or a special meeting. In the case of any Stockholder Requested Meeting, (i) the record date for such meeting (the “Meeting Record Date”) shall be not later than the 25th day after the Delivery Date and (ii) if the Board of Directors fails to fix the Meeting Record Date within 25 days after the Delivery Date, then the close of business on such 25th day after the Delivery Date shall be the Meeting Record Date.

               (5) If at any time as a result of written revocations of requests for the special meeting, stockholders of record (or their agents duly authorized in writing) as of the Request Record Date entitled to cast less than the Special Meeting Request Percentage shall have delivered and not revoked requests for a special meeting, the Secretary may refrain from mailing the notice of the meeting or, if the notice of the meeting has been mailed, the Secretary may revoke the notice of the meeting at any time before ten days before the meeting provided that the Secretary has first sent to all other requesting stockholders written notice of such revocation and of intention to revoke the notice of the meeting. Any request for a special meeting received after a revocation of a notice of a meeting shall be considered a request for a new special meeting.

               (6) The Corporation may engage regionally or nationally recognized independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the Secretary. For the purpose of permitting the inspectors to perform such review, no such purported request shall be deemed to have been delivered to the Secretary until the earlier of (i) five Business Days after receipt by the Secretary of such purported request and (ii) such date as the independent inspectors certify to the Corporation that the valid requests received by the Secretary represent at least a majority of the issued and outstanding shares of stock that would be entitled to vote at such meeting. Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

               (7) For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Maryland are authorized or obligated by law or executive order to close.

          Notwithstanding the foregoing, if as of the date a stockholder request for a special meeting is received or within twenty (20) days thereafter, the Board of Directors has called or calls a meeting of stockholders (whether annual or special) for a purpose or purposes other than the purpose(s) stated in the stockholder request, the Board of Directors need not call, and the Secretary need not give notice of, a separate and additional meeting of stockholders if (i) the Board of Directors determines in good faith that calling such a separate and additional meeting would require the Corporation to incur undue cost and expense, and (ii) the Secretary notifies both the requesting stockholder(s) and all other stockholders entitled to vote, within twenty (20) days after the Corporation receives the stockholder request, that the matter(s) proposed by the requesting stockholder(s) to be considered at a special meeting may be proposed and considered at the meeting otherwise called by the Board of Directors. In addition, if not later than the thirtieth (30th) day prior to the date on which any special meeting called by the Board of Directors pursuant to a stockholder request is to be held, the Board of Directors determines in good faith to present for consideration by the stockholders of the Corporation one or more matters other than those proposed by the requesting stockholder(s) to be so considered, the Board of Directors may postpone the previously called special meeting for a period of up to sixty (60) days following the date on which notice of such postponement is given. Notice of such postponement and of the additional matter(s) to be considered at such meeting shall be given by the Secretary not later than the thirtieth (30th) day prior to the originally scheduled meeting date.

          Section 3. Presiding Officers. Meetings of the stockholders shall be presided over by the Chairman of the Board, the Chief Executive Officer or by the President (as determined by the Board of Directors) or, if the Chairman of the Board and the President are not present, by a Vice President, or, if a Vice President is not present, such person who is chosen by the Board of Directors, or, if none, by a person to be chosen at the meeting by stockholders present in person or by proxy who own a majority of the shares of capital stock of the Corporation entitled to vote and be represented at such meeting. The secretary of meetings shall be the Secretary of the Corporation, or an Assistant Secretary or such other person as may be chosen by the Board of Directors, or, if none, such person who is chosen by the chairman of the meeting.

          The presiding officer at a meeting of the stockholders shall have all power and authority vested in a presiding officer by law or practice, including, without limitation, the authority to determine whether the nomination of any person is made in compliance with applicable provisions of these Bylaws (and to refuse to acknowledge the nomination of any person not made in such compliance); to determine whether any item of business proposed to be brought before the meeting has been properly brought (and to declare that any business not so brought shall be disregarded and not transacted); to establish rules pertaining to reasonable time limits and the amount of time that may be taken up in remarks by any stockholder or group of stockholders and otherwise pertaining to the conduct of the meeting; and to otherwise decide all matters relating to the conduct of the meeting. The presiding officer may appoint a parliamentarian and one or more sergeants-at-arms. The parliamentarian may advise the presiding officer upon matters relating to the conduct of the stockholders’ meeting. The sergeant- or sergeants-at-arms shall have authority to take any and all actions that such persons deem necessary or appropriate to assure that the meeting is conducted with decorum and in an orderly manner, including, without limitation, authority to expel or cause the expulsion of any person who the presiding officer determines is failing to comply with the rules concerning the conduct of, or is otherwise disrupting, the meeting.

          Section 4. Notice. Not less than ten nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, either by mail, by presenting it to such stockholder personally, by leaving it at the stockholder’s residence or usual place of business or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation, with postage thereon prepaid.

          Subject to Section 10(a) of this Article II, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice.

          Section 5. Quorum. At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum; but this section shall not affect any requirement under any statute or the charter of the Corporation for the vote necessary for the adoption of any measure. If, however, such quorum shall not be present at any meeting of the stockholders, the chairman of the meeting shall have the power to adjourn the meeting in accordance with Section 7 of this Article II.

          The stockholders present either in person or by proxy, at a meeting which has been duly called and convened, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

          Section 6. Voting. A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the charter of the Corporation. Unless otherwise provided by statute or by the charter, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Voting on any question or in any election may be viva voce unless the chairman of the meeting shall order that voting be by ballot.

          Section 7. Adjournments. Whether or not a quorum is present at any meeting of the stockholders, the presiding officer at the meeting shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting, if the time and place thereof are announced at the meeting at which the adjournment is taken. Any business which might have been transacted at a meeting as originally called may be transacted at any meeting held after adjournment as provided in this Section 7, if a quorum is present in person or by proxy at such reconvened meeting.

          Section 8. Proxies. Whenever the vote or consent of stockholders is required or permitted, such vote or consent may be given by a stockholder in person or by proxy. The appointment of a proxy or proxies shall be made by any means permitted by law. No proxy shall be valid after the expiration of eleven (11) months from the date of its execution or authorization unless the stockholder executing or authorizing it specifies therein the length of time for which it is to continue in force. At a meeting of stockholders all questions concerning the qualification of voters, the validity of proxies, and the acceptance or rejection of votes, shall be decided by the secretary of the meeting unless inspectors of election are appointed pursuant to Section 9 of this Article II, in which event such inspectors shall pass upon all questions and shall have all other duties specified in said section.

          Section 9. Inspectors of Election. In advance of any meeting of the stockholders, the Board of Directors may appoint any one or more persons (other than nominees for office) to act as inspectors of election at the meeting or any adjournment thereof. If no inspector of election is so appointed, the presiding officer of the meeting may, and on the request of any stockholder or any stockholder’s proxy shall, appoint one or more such inspectors of election. The number of inspectors shall be either one (1) or three (3), as determined by the presiding officer; provided, however, that if such inspector(s) is or are to be appointed at the meeting on the request of one or more stockholders or proxies, the holders of a majority of the total number of shares represented at the meeting (in person or by duly executed proxy) shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector of election fails to appear at the meeting or fails or refuses to act as inspector, the presiding officer of the meeting may, and upon the request of any stockholder or any stockholder’s proxy shall, appoint a person to fill that vacancy. The inspectors of election shall:

          (a) Determine the number of shares of capital stock outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies;

          (b) Receive votes, ballots or consents;

          (c) Count and tabulate all votes or consents;

          (d) Determine and report to the Corporation the results of the voting; and

          (e) Do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

          On request of the presiding officer of the meeting or of any stockholder or any stockholder’s proxy, the inspector(s) of election shall make a report in writing of any question or other matter determined by him or them and execute a certificate of any facts found by him or them.

          If there are three (3) inspectors of election, the decision, act, report or certificate of a majority shall be effective in all respects as the decision, act, report or certificate of the inspectors.

          Section 10. Nominations and Proposals by Stockholders.

          (a) Annual Meetings of Stockholders. (1) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice provided for in this Section 10(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 10(a).

               (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 10, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for action by stockholders. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation (i) in the case of an annual meeting held on or prior to June 30, 1999, not earlier than the close of business on the 75th day prior to such annual meeting and not later than the close of business on the later of the 50th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation or (ii) in the case of an annual meeting held on or after July 1, 1999, not later than the close of business on the 75th day nor earlier than the close of business on the 100th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 100th day prior to such annual meeting and not later than the close of business on the later of the 75th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner and (y) the number of each class of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

               (3) Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 10 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement by the Corporation naming all the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 10(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

          (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice provided for in this Section 10(b) and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 10(b). In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election to such position as specified in the Corporation’s notice of meeting, if the stockholder’s notice containing the information required by paragraph (a) (2) of this Section 10 shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the directors to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting to a later date or time commence a new time period for the giving of a stockholder’s notice as described above.

          (c) General. (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 10 (or have been appointed by the directors to fill a vacancy pursuant to Article III, Section 4 of these Bylaws) shall be eligible to stand for election by the stockholders as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 10. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 10 and, if any proposed nomination or business is not in compliance with this Section 10, to declare that such nomination or proposal shall be disregarded.

               (2) For purposes of this Section 10, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

               (3) Notwithstanding the foregoing provisions of this Section 10, a stockholder shall also comply with all applicable requirements of state law and of the Exchange

Act and the rules and regulations thereunder with respect to the matters set forth in this Section 10. Nothing in this Section 10 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, nor the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

          Section 11. Voting of Stock by Certain Holders. Stock of the Corporation registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any director or other fiduciary may vote stock registered in his or her name as such fiduciary, either in person or by proxy.

          Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

          Section 12. Informal Action by Stockholders. Any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if there is filed with the records of stockholders meetings a unanimous written consent which sets forth the action and is signed by each stockholder entitled to vote on the matter and a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting but not entitled to vote at it.

ARTICLE III

DIRECTORS

          Section 1. General Powers. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors.

          Section 2. Number; Tenure. The number of directors of the Corporation shall be not less than three (3) nor more than twenty (20), and, within these limits, may be fixed, increased or decreased from time to time by a majority of the entire Board of Directors, but no such action may affect the tenure of office of any director.

          Section 3. Chairman of the Board. The Chairman of the Board shall be chosen by the vote of a majority of the entire Board of Directors. The Chairman of the Board, if present, shall preside at all meetings of the Board of Directors. The Chairman of the Board shall be, ex officio, a member of all standing committees, but shall not in the capacity as Chairman of the Board be deemed an officer of the Corporation.

          Section 4. Vacancies. Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any vacancy resulting from an increase in the authorized number of directors shall be filled only by a majority vote of the entire Board of Directors and any vacancies on the Board of Directors resulting from any other cause shall be filled only by a majority vote of the directors then in office, even if less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders and until such director’s successor shall have been duly elected and qualified. No decrease in the numbers of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director.

          Section 5. Resignation. Any director may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President, or the Secretary of the Corporation. Unless otherwise specified in such written notice, a resignation shall take effect upon delivery thereof. A resignation need not be accepted in order for it to be effective.

          Section 6. Place of Meetings. Each meeting of the Board of Directors shall be held at such place as is fixed from time to time by resolution of the Board of Directors (or, in the absence of such resolution, as specified in the notice of such meeting).

          Section 7. Annual Meeting. Promptly following each annual meeting of stockholders, a meeting of the Board of Directors shall be held for the purpose of electing officers and transacting other business. Notice of such meetings need not be given.

          Section 8. Regular Meetings. Regular meetings of the Board of Directors need not be held.

          Section 9. Special Meetings. Special meetings of the Board of Directors may be called at any time by the Chairman of the Board, and the Chairman of the Board shall call a special meeting at any time upon the written request of two (2) directors. Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission, United States mail or courier to each director at his or her business or residence address. Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by United States mail shall be given at least three days prior to the meeting. Notice by courier shall be given at least two days prior to the meeting. Telephone notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the director or his or her agent is a party. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws. Notice of a meeting may be given by the Chairman of the Board, the directors requesting the meeting or the Secretary.

          Section 10. Adjournments. A quorum of the directors may adjourn any meeting of the Board of Directors to meet again at a stated day and hour. In the absence of a quorum a majority of the directors present may adjourn from time to time to meet again at a stated day and hour prior to the time fixed for the next regular meeting of the Board of Directors. Notice of the time and place of an adjourned meeting need not be given to any director if the time and place is fixed at the meeting adjourned.

          Section 11. Compensation. Directors shall be entitled to such compensation for their services as directors as from time to time may be fixed by the Board of Directors. No director who receives compensation as a director shall be barred from serving the Corporation in any other capacity or from receiving compensation and reimbursement of reasonable expenses for any or all such other services.

          Section 12. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting and without prior notice if a consent to such action in writing or by electronic transmission is given by each director and is filed with the minutes of the proceedings of the Board of Directors.

          Section 13. Meetings by Telephone or Similar Communications. The Board of Directors may participate in meetings by means of conference telephone or similar communications equipment, whereby all directors participating in the meeting can hear each other at the same time, and participation in any such meeting shall constitute presence in person at such meeting. A written record shall be made of all actions taken at any meeting conducted by a means of a conference telephone or similar communications equipment.

          Section 14. Transactions with Interested Persons. (a) Notwithstanding anything to the contrary contained in these Bylaws, in addition to any affirmative vote required either by law, the Partnership Agreement, the charter of the Corporation or these Bylaws, any Transaction involving the Corporation or any of its subsidiaries or the Operating Partnership shall require the affirmative vote of a majority of the directors (“Disinterested Members”) on the Board of Directors of the Corporation who are not employees, officers, directors, Affiliates or Associates of the Interested Person who or which is a party to the Transaction.

          (b) As used in this Section 14:

     (i) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

     (ii) A Person shall “Beneficially Own” and be the “Beneficial Owner” of any Shares or Units:

     (A) which such Person or any of its Affiliates or Associates or Associates beneficially owns, directly or indirectly, within the meaning of Rule 13d-3 under the Exchange Act; or

     (B) which such Person or any of its Affiliates or Associates has (I) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (II) the right to vote pursuant to any agreement, arrangement or understanding (but neither such Person nor any such Affiliate or Associate shall be deemed to be the Beneficial Owner of any Shares of Units solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, and with respect to which Shares or Units neither such Person not any such Affiliate or Associate is otherwise deemed the Beneficial Owner); or

     (C) which are beneficially owned, directly or indirectly, within the meaning of the Rule 13d-3 under Exchange Act, by any other Person with which such Person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (other than solely by reason of a revocable proxy as described in subparagraph (B) above) or disposing of any Shares or Units.

     (iii) “Interested Person” shall mean any Person who or which is the Beneficial Owner, directly or indirectly, of 5% or more the outstanding Shares or the outstanding Units or who or which is an Affiliate or Associate of the Trust, the Corporation or either of the Partnerships. For the purposes of determining whether a Person is an Interested Person, the number of Shares or Units deemed to be outstanding shall include Shares or Units deemed owned through application of paragraphs (A), (B) and (C) of paragraph (ii) above but shall not include any other unissued Shares or Units which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

     (iv) “Operating Partnership” shall mean SLC Operating Limited Partnership, a Delaware limited partnership.

     (v) “Partnership Agreement” shall mean the Limited Partnership Agreement of the Operating Partnership, as amended from time to time.

     (vi) “Partnerships” shall mean the Operating Partnership and SLT Realty Limited Partnership, a Delaware limited partnership.

     (vii) “Person” shall mean any individual, limited partnership, general partnership, corporation, limited liability company or any other firm or entity.

     (viii) “Shares” shall mean the shares of common stock, par value $.01 per share, of the Corporation that are attached to and traded with the Class B Shares of Beneficial Interest of the Trust pursuant to the Amended and Restated Intercompany Agreement, dated as of January 6, 1999, between the Corporation and the Trust, as amended from time to time.

     (ix) “Transaction” shall mean any contract, sale, lease, exchange, mortgage, transfer or disposition to or with, or any other transaction with, any Interested Person, including, without limitation, any election with respect to the method of payment for an exchange of Units for Shares or any action to be taken by the Corporation, the Trust or the Partnerships with respect to the senior debt of SLT Realty Limited Partnership.

     (x) “Trust” shall mean Starwood Hotels & Resorts, a Maryland real estate investment trust.

     (xi) “Units” shall have the meaning set forth in the Partnership Agreement.

          (c) A majority of the Disinterested Members shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Section 14, including, without limitation, (i) whether a Person is an Interested Person, (ii) the number of Shares or Units that any Person Beneficially Owns, and (iii) whether a Person is an Affiliate or Associate of another. A majority of the Disinterested Members shall have the right to demand that any Person who is reasonably believed to be an Interested Person (or who holds of record Shares or Units that any Interested Person Beneficially Owns) supply the Corporation with complete information as to (i) the record owner(s) of all Shares or Units that such Person who is reasonably believed to be an Interested Person Beneficially Owns, (ii) the number of, and class or series of, Shares or Units that such Person who is reasonably believed to be an Interested Person Beneficially Owns and the number(s) of the certificate(s), if any, evidencing such Shares or Units and (iii) any other factual matter relating to the applicability or effect of this Section 14, as may be reasonably requested of such Person, and such Person shall furnish such information within 10 days after receipt of such demand.

          (d) Nothing contained in this Section 14 shall be construed to relieve any Interested Person from any fiduciary obligation imposed by law.

          (e) Notwithstanding anything to the contrary contained in these Bylaws, this Section 14 may be amended or repealed only by a majority of directors on the Board of Directors of the Corporation who are not employees, officers, Affiliates or Associates of the Trust, the Corporation, the Partnerships or any Interested Person.

          Section 15. Waiver of Notice. The transactions of any meeting of the directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if either before or after the meeting each of the directors not present signs a written waiver of notice or a consent to the holding of such meeting or an approval of the minutes thereof. All such waivers, consents, or approvals shall be lodged with the Corporation records or made a part of the minutes of the meeting.

          Section 16. Independent Directors. Notwithstanding anything to the contrary contained in these Bylaws, not less than a majority of the Board of Directors of the Corporation shall be composed of “independent” directors. A director is independent if he or she satisfies the independence standards set forth in the applicable rules and regulations of the Securities and

Exchange Commission and The New York Stock Exchange, Inc. and is not an employee of Starwood Capital Group, L.L.C.

ARTICLE IV

COMMITTEES

          Section 1. Executive Committee. (a) The Board of Directors may appoint two or more directors to constitute an Executive Committee. One of such directors shall be designated as Chairman of the Executive Committee. The Executive Committee shall have and may exercise all of the rights, powers and authority of the Board of Directors, except as expressly limited by the Maryland General Corporation Law as amended from time to time.

          (b) The Executive Committee shall fix its own rules of procedure and shall meet at such times and at such place or places as it may determine. The Chairman of the Executive Committee or, in the absence of a Chairman, a member of the Executive Committee chosen by a majority of the members present, shall preside at meetings of the Executive Committee, and another member thereof or such other person chosen by the Executive Committee shall act as secretary. A majority of the Executive Committee shall constitute a quorum for the transaction of business, and the affirmative vote of a majority of the members present at a meeting shall be required for any action of the Executive Committee.

          Section 2. Other Committees. The Board of Directors may appoint such other committees as it shall deem advisable and with such authority as the Board of Directors shall from time to time determine.

          Section 3. Other Provisions Regarding Committees. (a) The Board of Directors shall have the power at any time to fill vacancies in, change the membership of, or discharge any committee.

          (b) Members of any committee shall be entitled to such compensation for their services as from time to time may be fixed by the Board of Directors. No committee member who receives compensation as a member of any one or more committees shall be barred from serving the Corporation in any other capacity or from receiving compensation and reimbursement of reasonable expenses for any or all such other services.

          (c) Unless prohibited by law, the provisions of Section 12, 13 and 15 of Article III shall apply to all committees.

ARTICLE V

OFFICERS

          Section 1. Positions. The officers of the Corporation shall be elected by the Board of Directors and shall consist of a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary and a Treasurer. The Board of Directors also may elect one or more Assistant Secretaries and Assistant Treasurers and such other officers and agents at the Board from time to time deems necessary or appropriate. The Board of Directors may delegate to the Chief Executive Officer of the Corporation the authority to appoint any officer or agent of the Corporation and to fill a vacancy other than the President, Secretary or Treasurer, and may delegate to any other officer of the Corporation the authority to appoint any officer or agent of the Corporation having a lower rank than the officer making such appointment. The election or appointment of any officer of the Corporation in itself shall not create contract rights for any such officer. All officers of the Corporation shall exercise such powers and perform such duties as from time to time shall be determined by the Board of Directors. Any two or more offices may be held by the same person except the offices of President and Vice President, President and Secretary, or President and Assistant Secretary.

          Section 2. Term of Office; Removal. Each officer of the Corporation shall hold office at the pleasure of the Board of Directors and any officer may be removed, with or without cause, at any time by the affirmative vote of a majority of the directors then in office, provided that any officer appointed by another officer pursuant to authority delegated to such appointing officer by the Board of Directors may be removed, with or without cause, at any time whenever the appointing officer in his or her absolute discretion shall consider that the best interests of the Corporation shall be served by such removal. Vacancies (however caused) in any office may be filled for the unexpired portion of the term by the Board of Directors (or by the appointing officer in the case of a vacancy occurring in an office to which the appointing officer has been delegated the authority to make appointments).

          Section 3. Compensation. The salaries of all officers of the Corporation shall be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving a salary by reason of the fact that such officer also receives from the Corporation compensation in any other capacity.

          Section 4. Chief Executive Officer. Subject to the direction of the Board of Directors, the Chief Executive Officer shall have general charge of the business, affairs and property of the Corporation and general supervision over its other officers and agents. In general, the Chief Executive Officer shall perform all duties incident to the office of chief executive officer of a corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer shall have the power and authority to execute all written instruments, of every nature, on behalf of the Corporation. In the absence of the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the Board of Directors and of the stockholders.

          Section 5. President. In the absence of a Chief Executive Officer, the President shall in general supervise and control all of the business and affairs of the Corporation. The President shall have such duties and responsibilities for the supervision of the business and affairs of the Corporation as may be delegated to the President by the Board of Directors or the Chief Executive Officer. He or she may execute written instruments, of every nature, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

          Section 6. Vice Presidents. In the absence or disability of the President, the Vice President (or in the event there is more than one, the Vice Presidents in order of their rank as fixed by the Board of Directors or, if not ranked, the Vice-President designated by the Board of Directors), shall perform the duties and exercise the powers of the President. The Vice Presidents shall have the power and authority to execute on behalf of the Corporation all written instruments of every nature. A Vice President also generally shall assist the Chief Executive Officer and the President and shall perform such other duties and have such other powers as from time to time may be prescribed by the Board of Directors.

          Section 7. Secretary. The Secretary shall perform such duties as from time to time may be prescribed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President. The Secretary shall have custody of the seal of the Corporation, shall have authority (as shall any Assistant Secretary) to affix the same to any instrument requiring it, and to attest the seal by his or her signature. The Board of Directors may give general authority to officers other than the Secretary or any Assistant Secretary to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.

          Section 8. Assistant Secretary. The Assistant Secretary, if any (or in the event there is more than one, the Assistant Secretaries in the order designated or, in the absence of any designation, the order of their election or appointment), in the absence or disability of the Secretary, shall perform the duties and exercise the powers of the Secretary. An Assistant Secretary shall perform such other duties and have such other powers as from time to time may be prescribed by the Board of Directors.

          Section 9. Treasurer. The Treasurer shall have the custody of the corporate funds, securities, other similar valuable effects, and evidences of indebtedness, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation. The Treasurer shall disburse the funds of the Corporation in such manner as may be ordered by the Board of Directors from time to time and shall render to the Chairman of the Board, the Chief Executive Officer, the President and the Board of Directors, at regular meetings of the Board or whenever any of them may so require, an account of all transactions and of the financial condition of the Corporation.

          Section 10. Assistant Treasurer. The Assistant Treasurer, if any (or in the event there is more than one, the Assistant Treasurers in the order designated or, in the absence of any designation, in the order of their election or appointment), in the absence or disability of the Treasurer, shall perform the duties and exercise the powers of the Treasurer. An Assistant Treasurer shall perform such other duties and have such other powers as form time to time may be prescribed by the Board of Directors.

ARTICLE VI

NOTICES

          Except as otherwise specifically provided in these Bylaws, any notice required or permitted to be given to any director, officer, stockholder or committee member shall be given in any manner permitted by law at the address as it appears in the records of the Corporation.

ARTICLE VII

GENERAL PROVISIONS

          Section 1. Representation of Shares of Other Corporations. The President or any Vice President and the Secretary or Assistant Secretary of the Corporation shall have full power and authority to attend, act and vote at any meeting of security holders of other corporations in which the Corporation may hold securities, and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities which the Corporation possesses and has the power to exercise.

          Section 2. Dividends. Subject to the Maryland General Corporation Law, dividends upon the outstanding stock of the Corporation or other distributions may be authorized by the Board of Directors at any annual, regular or special meeting and may be paid in cash, in property or in shares of the Corporation’s stock. Stockholders shall have no right to any dividend or distribution unless and until authorized by the Board of Directors and declared by the Corporation.

          Section 3. Registered Stockholders. Except as otherwise provided by law, the Corporation shall be entitled to recognize the exclusive right of a person who is registered on its books as the owner of shares of its stock to receive dividends or other distributions (to the extent otherwise distributable or distributed) and to vote (in the case of voting stock) as such owner. The Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person. The Corporation (or its transfer agent) shall not be required to send notices or dividends to a name or address other than the name or address of the stockholders appearing on the stock ledger maintained by the Corporation (or by the transfer agent or registrar, if any), unless any such stockholder shall have notified the Corporation (or the transfer agent or registrar, if any), in writing, of another name or address at least ten (10) days prior to the mailing of such notice or dividend. Nothing in these Bylaws shall be deemed to preclude the Corporation from inquiring as to the actual ownership of any shares of its stock, nor impose upon the Corporation or its transfer agent a duty, nor limit their rights to inquire into adverse claims.

          Section 4. Lost, Stolen or Destroyed Certificate. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation which is claimed to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors, in its discretion, may require as a condition precedent to issuance that the owner of such lost, stolen or destroyed certificate, or his or her legal representative, advertise the same in such manner as the Board of Directors shall require and to deliver to the Corporation a bond in such sum, or other security in such form, as the Board of Directors may direct, as indemnity against any claim that may be made against the Corporation with respect to the certificate claimed to have been lost, stolen or destroyed.

          Section 5. Reserves. The Board of Directors, in its sole discretion, may fix a sum which may be set aside or reserved over and above the paid-in capital of the Corporation as a reserve for any proper purpose, and from time to time may increase, diminish or vary such reserves.

          Section 6. Fiscal Year. The fiscal year of the Corporation shall be as determined from time to time by the Board of Directors.

          Section 7. Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its incorporation and the words “Corporate Seal” and “State of Maryland.”

          Section 8. Exemption from Control Share Acquisition Statute. The provisions of Sections 3-701 to 3-709 of the Corporations and Associations Article of the Annotated Code of Maryland shall not apply to any shares of common stock of the Corporation now or hereafter held of record or beneficially held by any person whatsoever, it being the intent of this provision that the Corporation opt out of the aforementioned sections in their entirety and that all persons and shares of beneficial interest held by such persons be exempted from such sections to the fullest extent permitted by Maryland law.

ARTICLE VII

AMENDMENTS

          These Bylaws may be amended or repealed or new or additional Bylaws may be adopted only by the vote or written consent of the directors, and the stockholders shall not have any power to amend or repeal these Bylaws or to adopt new or additional Bylaws.